Invesco Retail SUP-1 040212
Statutory Prospectus Supplement dated April 2, 2012
The purpose of this supplement is to provide you with changes to the current Statutory Prospectuses for Class A, B, C, R, Y, Investor Class and Institutional Class Shares, as applicable, of each of the Funds listed below:
Invesco Capital Development Fund
Invesco High Income Municipal Fund
Each Fund will limit public sales of its shares to new investors, effective as of the open of business on April 16, 2012. Shares of each Fund are available for purchase until the close of business on April 13, 2012. All shareholders who have invested in the Fund prior to April 16, 2012 and remain invested in the Fund may continue to make additional investments. Investors should note that a Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.
Invesco Retail SUP-1 040212

1